UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2014

Item 1. Reports to Stockholders.

Annual Report 10/31/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Discovery Mid Cap Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell MidCap Growth Index
1-Year	6.56%	0.44%	14.59%
5-Year	17.75	16.36	18.73
10-Year	8.97	8.33	10.17

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 6.56% during the reporting period, underperforming the Russell MidCap Growth Index’s (the “Index”) return of 14.59% and the Lipper Mid-Cap Growth peer group’s return of 11.21% over the same period. The Fund’s underperformance versus the Index stemmed from weaker relative stock selection in the information technology, energy and financials sectors. The Fund outperformed the Index in the consumer discretionary sector due to stronger relative stock selection.

The investment environment changed significantly during the reporting period. In late 2013 and early 2014, high-quality growth companies continued to outperform the broader market as they had over the previous few years. But in March 2014, the tone of the market changed abruptly where companies with larger market capitalizations and lower valuations began to materially outperform small cap and mid cap companies with higher valuations. Our investment style, which favors high-quality, high-growth companies that often have above average valuations, underperformed meaningfully from mid-March to mid-May despite little or no change to the underlying fundamentals of the companies we own.

Over the longer term, the Fund had stronger performance results. For the 3-year, 5-year and 10-year periods ended October 31, 2014, the Fund’s Class A shares (without sales charge) produced returns of 15.74%, 17.75% and 8.97%, respectively. Over

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

those same periods, the Index generated returns of 18.74%, 18.73% and 10.17%, while the Lipper Mid-Cap Growth peer group produced returns of 16.71%, 16.51% and 9.73%, respectively.

MARKET OVERVIEW

Equity markets were choppy for the one-year reporting period ended October 31, 2014. U.S. equities generally ended the reporting period with positive returns, and outperformed foreign equities, including European and emerging market equities. At the outset of the reporting period, U.S. stocks generally rallied as central banks throughout the world maintained their accommodative policies. In the U.S., the Federal Reserve (“Fed”) maintained its open-ended quantitative easing program involving monthly bond purchases of $85 billion. In December 2013, the Fed announced for the first time that it would reduce its monthly purchases by $10 billion effective the following month. This set the stage for the Fed’s much anticipated tapering of the program.

To start 2014, U.S. equities fell amid fears that political and economic instability in the world’s emerging markets might further dampen the U.S. economic recovery. While these fears generally failed to materialize, economic activity was constrained by unusually harsh winter weather over much of the U.S., which caused downturns in consumer spending, corporate investment, and business inventory replenishment. Despite additional cuts in quantitative easing and signs of ongoing strength in U.S. labor markets, U.S. Gross Domestic Product (“GDP”) contracted at a surprising 2.1% annualized rate over the first quarter.

Equity markets in the U.S. then rebounded as economic data released in the second quarter was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the S&P 500 Index achieving record highs. The U.S. Department of Commerce later announced that U.S. GDP rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

The upward march of U.S. equity prices then paused in the third quarter of 2014, with large capitalization stocks mostly moving sideways, mid-capitalization stocks declining modestly, and small-capitalization stocks falling significantly. Smaller capitalization stocks generally exhibit greater sensitivity to the domestic economy and as the noise around expected Fed tightening got louder, the market worried that a slowing in domestic growth would negatively impact these stocks. Other macroeconomic concerns over the third quarter included geopolitical tensions in Ukraine and the Middle East, and falling oil prices. However, domestic equity markets rallied again in the closing weeks of the reporting period, eliminating the losses experienced over the third quarter. In addition,

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

the reporting period ended with the U.S. Department of Commerce announcing that U.S. GDP grew at an estimated 3.5% over the third quarter of 2014. That figure was later revised to 3.9%.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Illumina, Inc., United Rentals, Inc. and Under Armour, Inc. Illumina Inc., a leading developer of genetic analysis tools, reported strong financial results during the reporting period, raised full year guidance and announced a series of innovative new products. United Rentals, an equipment rental company, reported strong first quarter 2014 financial results. The company continued to benefit from a growing trend toward leasing equipment, rather than buying, with especially good demand from energy customers. Under Armour, a designer, marketer and distributor of athletic apparel and footwear, continued to report positive financial results and is an outlier in a challenging retail environment.

Detractors from the Fund’s performance this reporting period included CommVault Systems, Inc., Trinity Industries, Inc. and Whiting Petroleum Corp, each of which we exited by period end. CommVault Systems Inc., a provider of data protection and information management solutions, declined sharply this spring after the company announced slower than expected revenue growth and a decrease in net income. Trinity Industries is a manufacturer of railroad, marine, and structural products. Shares of Trinity Industries declined in October 2014 after a jury in Texas returned a verdict against the company in litigation over the highway guardrail system it manufactures and sells. Whiting Petroleum is an independent oil and gas company focused on the Rocky Mountains and Permian Basin in the United States, which was negatively impacted by low crude oil prices and rising costs at the end of the period.

At the end of the period, the Fund was overweight the health care and industrials sectors while underweight the energy, materials and financials sectors. We have recently found what we believe to be good growth opportunities in the consumer discretionary and consumer staples sectors and have increased our exposure in those areas.

OUTLOOK & STRATEGY

The outlook for the equity markets in 2015 is mixed. Recent U.S. economic data is solid and should benefit from the recent drop in oil and gasoline prices. However European economies continue to struggle, growth in China continues to slow, and many emerging markets will face headwinds given their positions as exporters of commodities such as oil. Interest rate and currency volatility may be elevated in 2015 as the Fed prepares to raise short-term interest rates in the U.S. while central banks in Japan, China and the European Union move the opposite direction with easier monetary policies.

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

We believe our long-term investment process is well-suited for this uncertain environment. We continue to find dynamic mid-cap companies with what we view as above average growth opportunities, structurally attractive industry segments and strong management teams. The Fund has produced positive investment performance for more than a decade with experience across multiple economic cycles.

Ronald J. Zibelli, Jr. Portfolio Manager	Justin Livengood, CFA Portfolio Manager

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

SBA Communications Corp., Cl. A	2.4%

O’Reilly Automotive, Inc.	1.9

United Rentals, Inc.	1.9

Marriott International, Inc., Cl. A	1.9

Universal Health Services, Inc.	1.8

Chipotle Mexican Grill, Inc., Cl. A	1.7

AmerisourceBergen Corp., Cl. A	1.7

ServiceNow, Inc.	1.7

Wabtec Corp.	1.6

Hanesbrands, Inc.	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Health Care Providers & Services	7.7%

Software	7.4

Specialty Retail	6.5

Food Products	5.9

Hotels, Restaurants & Leisure	4.9

Machinery	4.4

Health Care Equipment & Supplies	4.0

Semiconductors & Semiconductor Equipment	3.3

Biotechnology	3.2

Textiles, Apparel & Luxury Goods	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/14

	Inception Date	1-Year	5-Year		10-Year
Class A (OEGAX)	11/1/00	6.56%	17.75%		8.97%
Class B (OEGBX)	11/1/00	5.62%	16.76%		8.45%
Class C (OEGCX)	11/1/00	5.66%	16.83%		8.13%
Class I (OEGIX)	2/28/13	7.04%	18.24%	*	N/A
Class R (OEGNX)	3/1/01	6.23%	17.41%		8.69%
Class Y (OEGYX)	11/1/00	6.84%	18.29%		9.54%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/14

	Inception Date	1-Year	5-Year		10-Year
Class A (OEGAX)	11/1/00	0.44%	16.36%		8.33%
Class B (OEGBX)	11/1/00	0.62%	16.55%		8.45%
Class C (OEGCX)	11/1/00	4.66%	16.83%		8.13%
Class I (OEGIX)	2/28/13	7.04%	18.24%	*	N/A
Class R (OEGNX)	3/1/01	5.23%	17.41%		8.69%
Class Y (OEGYX)	11/1/00	6.84%	18.29%		9.54%

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of

8      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During 6 Months Ended October 31, 2014

Class A	$1,000.00	$1,097.80	$7.43

Class B	1,000.00	1,093.10	11.88

Class C	1,000.00	1,093.20	11.46

Class I	1,000.00	1,100.20	4.82

Class R	1,000.00	1,095.70	8.70

Class Y	1,000.00	1,099.30	6.00

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.15	7.15

Class B	1,000.00	1,013.91	11.43

Class C	1,000.00	1,014.32	11.03

Class I	1,000.00	1,020.62	4.65

Class R	1,000.00	1,016.94	8.37

Class Y	1,000.00	1,019.51	5.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2014 are as follows:

Class	Expense Ratios

Class A	1.40%

Class B	2.24

Class C	2.16

Class I	0.91

Class R	1.64

Class Y	1.13

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS  October 31, 2014

	Shares	Value
Common Stocks—97.7%
Consumer Discretionary—21.6%
Auto Components—2.3%
BorgWarner, Inc.	51,650	$2,945,083
Delphi Automotive plc	63,070	4,350,569
TRW Automotive Holdings Corp.[1]	34,410	3,487,453
		10,783,105
Hotels, Restaurants & Leisure—4.9%
Chipotle Mexican
Grill, Inc., Cl. A1	12,780	8,153,640
Domino’s Pizza, Inc.	67,970	6,035,056
Marriott International, Inc., Cl. A	114,640	8,683,980
		22,872,676
Household Durables—1.0%
Harman International Industries, Inc.	43,300	4,647,822
Internet & Catalog Retail—2.3%
Netflix, Inc.[1]	9,910	3,892,351
TripAdvisor, Inc.[1]	27,900	2,473,614
Vipshop Holdings Ltd., ADR[1]	18,920	4,338,167
		10,704,132
Leisure Products—1.5%
Polaris Industries, Inc.	48,510	7,318,219
Specialty Retail—6.5%
Foot Locker, Inc.	115,080	6,445,631
L Brands, Inc.	42,180	3,042,022
O’Reilly Automotive, Inc.[1]	51,230	9,010,332
Ross Stores, Inc.	71,770	5,793,274
Tiffany & Co.	42,510	4,086,061
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	19,290	2,330,425
		30,707,745
Textiles, Apparel & Luxury Goods—3.1%
Hanesbrands, Inc.	71,712	7,573,504
Under Armour, Inc., Cl. A1	106,880	7,009,191
		14,582,695

	Shares	Value
Consumer Staples—6.7%
Beverages—0.8%
Constellation Brands, Inc., Cl. A1	42,450	$3,885,873
Food Products—5.9%
Hain Celestial Group, Inc. (The)[1]	33,490	3,625,292
Hormel Foods Corp.	86,000	4,636,260
Keurig Green Mountain, Inc.	46,520	7,059,410
Mead Johnson Nutrition Co., Cl. A	55,620	5,523,622
WhiteWave Foods Co. (The), Cl. A1	182,290	6,786,657
		27,631,241
Energy—2.4%
Energy Equipment & Services—0.8%
Cameron International Corp.[1]	63,851	3,802,327
Oil, Gas & Consumable Fuels—1.6%
Concho Resources, Inc.[1]	34,550	3,766,987
Memorial Resource Development Corp.[1]	146,014	3,955,519
		7,722,506
Financials—7.2%
Capital Markets—2.5%
Affiliated Managers Group, Inc.[1]	24,270	4,848,903
Lazard Ltd., Cl. A	60,030	2,954,076
Raymond James Financial, Inc.	70,660	3,966,146
		11,769,125
Commercial Banks—1.9%
Signature Bank[1]	41,420	5,017,205
SVB Financial Group[1]	33,910	3,797,581
		8,814,786
Diversified Financial Services—1.1%
Moody’s Corp.	53,162	5,275,265
Real Estate Investment Trusts (REITs)—0.8%
Host Hotels & Resorts, Inc.	159,990	3,729,367

12      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value
Real Estate Management & Development—0.9%
CBRE Group, Inc., Cl. A1	129,427	$4,141,664
Health Care—19.8%
Biotechnology—3.2%
Alnylam Pharmaceuticals, Inc.[1]	12,300	1,140,702
Incyte Corp.[1]	53,650	3,597,769
Medivation, Inc.[1]	37,420	3,955,294
Vertex Pharmaceuticals, Inc.[1]	58,410	6,579,303
		15,273,068
Health Care Equipment & Supplies—4.0%
Cooper Cos., Inc. (The)	38,030	6,233,117
DexCom, Inc.[1]	72,690	3,267,415
Edwards Lifesciences Corp.[1]	58,790	7,108,887
STERIS Corp.	38,680	2,390,424
		18,999,843
Health Care Providers & Services—7.7%
AmerisourceBergen Corp., Cl. A	95,420	8,149,822
Brookdale Senior Living, Inc.[1]	125,670	4,236,336
Centene Corp.[1]	72,860	6,751,936
Envision Healthcare Holdings, Inc.[1]	104,330	3,646,333
Team Health Holdings, Inc.[1]	75,400	4,715,516
Universal Health Services, Inc.	82,860	8,593,411
		36,093,354
Health Care Technology—1.1%
Cerner Corp.[1]	77,910	4,934,819
Life Sciences Tools & Services—1.2%
Illumina, Inc.[1]	29,445	5,670,518
Pharmaceuticals—2.6%
Akorn, Inc.[1]	75,950	3,383,573
Jazz Pharmaceuticals plc[1]	21,200	3,579,408

	Shares	Value
Pharmaceuticals (Continued)
Salix Pharmaceuticals Ltd.[1]	35,460	$5,100,921
		12,063,902
Industrials—16.0%
Airlines—1.4%
Spirit Airlines, Inc.[1]	92,070	6,731,238
Building Products—1.4%
A.O. Smith Corp.	87,240	4,654,254
Lennox International, Inc.	19,640	1,746,389
		6,400,643
Electrical Equipment—1.2%
Acuity Brands, Inc.	40,780	5,685,955
Industrial Conglomerates—1.4%
Carlisle Cos., Inc.	26,970	2,397,093
Roper Industries, Inc.	27,339	4,327,764
		6,724,857
Machinery—4.4%
Middleby Corp. (The)[1]	69,030	6,109,155
Snap-on, Inc.	52,880	6,987,563
Wabtec Corp.	89,110	7,690,193
		20,786,911
Marine—0.6%
Kirby Corp.[1]	27,438	3,034,094
Professional Services—1.4%
Robert Half International, Inc.	116,320	6,372,010
Road & Rail—1.1%
Old Dominion Freight Line, Inc.[1]	69,000	5,028,030
Trading Companies & Distributors—3.1%
HD Supply Holdings, Inc.[1]	187,970	5,421,055
United Rentals, Inc.[1]	81,340	8,952,280
		14,373,335
Information Technology—18.6%
Communications Equipment—2.5%
F5 Networks, Inc.[1]	40,070	4,927,809

13      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS  Continued

	Shares	Value
Communications Equipment (Continued)
Palo Alto Networks, Inc.[1]	65,550	$6,928,635
		11,856,444
Electronic Equipment, Instruments, & Components—0.8%
Amphenol Corp., Cl. A	71,724	3,627,800
Internet Software & Services—2.9%
CoStar Group, Inc.[1]	31,610	5,092,055
LinkedIn Corp., Cl. A1	18,030	4,128,149
Twitter, Inc.[1]	57,100	2,367,937
Yelp, Inc., Cl. A1	32,510	1,950,600
		13,538,741
IT Services—1.7%
Fiserv, Inc.[1]	61,860	4,298,033
Vantiv, Inc., Cl. A1	117,220	3,624,442
		7,922,475
Semiconductors & Semiconductor Equipment—3.3%
Applied Materials, Inc.	111,600	2,465,244
Avago Technologies Ltd., Cl. A	31,620	2,727,225
Lam Research Corp.	82,800	6,446,808
NXP Semiconductors NV1	59,150	4,061,239
		15,700,516
Software—7.4%
Concur Technologies, Inc.[1]	37,900	4,863,328
Mobileye NV1	24,900	1,295,049
NetSuite, Inc.[1]	54,115	5,880,136
ServiceNow, Inc.[1]	117,300	7,968,189
Tableau Software, Inc., Cl. A1	83,410	6,888,832
Ultimate Software Group, Inc. (The)[1]	32,980	4,963,819
Workday, Inc., Cl. A1	29,500	2,816,660
		34,676,013

	Shares	Value
Materials—3.0%
Chemicals—1.6%
Sherwin-Williams Co. (The)	32,350	$7,426,266
Construction Materials—1.4%
Eagle Materials, Inc.	42,190	3,688,672
Vulcan Materials Co.	51,510	3,178,682
		6,867,354
Telecommunication Services—2.4%
Wireless Telecommunication Services—2.4%
SBA Communications Corp., Cl. A1	99,310	11,155,492
Total Common Stocks
(Cost $352,537,993)		459,332,226
Investment Company—3.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $15,491,799)	15,491,799	15,491,799
Total Investments, at Value (Cost $368,029,792)	101.0%	474,824,025
Net Other Assets (Liabilities)	(1.0)	(4,858,211)
Net Assets	100.0%	$469,965,814

14      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended October 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares October 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	11,977,245	221,788,017	218,273,463	15,491,799

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$15,491,799	$11,258

3. Rate shown is the 7-day yield as of October 31, 2014.

See accompanying Notes to Financial Statements.

15      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $352,537,993)	$459,332,226
Affiliated companies (cost $15,491,799)	15,491,799

474,824,025

Cash	109,606

Receivables and other assets:
Investments sold	1,696,364
Shares of beneficial interest sold	145,975
Dividends	59,635
Other	18,028

Total assets	476,853,633

Liabilities
Payables and other liabilities:
Investments purchased	5,845,727
Shares of beneficial interest redeemed	898,024
Distribution and service plan fees	89,843
Trustees’ compensation	25,357
Shareholder communications	7,799
Other	21,069

Total liabilities	6,887,819

Net Assets	$469,965,814

Composition of Net Assets
Par value of shares of beneficial interest	$26,726

Additional paid-in capital	321,945,269

Accumulated net investment loss	(4,577,041)

Accumulated net realized gain on investments	45,776,627

Net unrealized appreciation on investments	106,794,233

Net Assets	$469,965,814

16      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $293,373,385 and 16,336,563 shares of beneficial interest outstanding)	$17.96
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.06

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,021,054 and 890,872 shares of beneficial interest outstanding)	$15.74

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $81,855,514 and 5,169,734 shares of beneficial interest outstanding)	$15.83

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $12,645,537 and 646,800 shares of beneficial interest outstanding)	$19.55

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,241,229 and 1,585,367 shares of beneficial interest outstanding)	$17.18

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $40,829,095 and 2,096,428 shares of beneficial interest outstanding)	$19.48

See accompanying Notes to Financial Statements.

17      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2014

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $7,249)	$2,014,081
Affiliated companies	11,258

Interest	105

Total investment income	2,025,444

Expenses
Management fees	4,166,936

Distribution and service plan fees:
Class A	720,659
Class B	162,828
Class C	829,808
Class R1	140,738

Transfer and shareholder servicing agent fees:
Class A	676,387
Class B	49,160
Class C	202,254
Class I	4,106
Class R1	71,016
Class Y	98,279

Shareholder communications:
Class A	127,058
Class B	16,609
Class C	32,802
Class I	29
Class R1	6,829
Class Y	7,487

Trustees’ compensation	7,793

Custodian fees and expenses	2,737

Other	44,693

Total expenses	7,368,208
Less waivers and reimbursements of expenses	(15,393)

Net expenses	7,352,815

Net Investment Loss	(5,327,371)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	54,925,038

Net change in unrealized appreciation/depreciation on investments	(22,893,723)

Net Increase in Net Assets Resulting from Operations	$26,703,944

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013

Operations
Net investment loss	$(5,327,371)	$(3,087,406)

Net realized gain	54,925,038	46,189,973

Net change in unrealized appreciation/depreciation	(22,893,723)	60,536,059

Net increase in net assets resulting from operations	26,703,944	103,638,626

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(12,648,321)	—
Class B	(884,424)	—
Class C	(3,909,513)	—
Class I	(557,539)	—
Class R1	(1,242,541)	—
Class Y	(1,799,996)	—

	(21,042,334)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	9,328,782	(605,723)
Class B	(4,258,265)	(4,897,735)
Class C	4,496,927	7,426,800
Class I	(1,001,818)	10,742,654
Class R1	(378,510)	3,732,634
Class Y	20,990,935	(20,929,782)

	29,178,051	(4,531,152)

Net Assets
Total increase	34,839,661	99,107,474

Beginning of period	435,126,153	336,018,679

End of period (including accumulated net investment loss of $4,577,041 and $3,327,277, respectively)	$469,965,814	$435,126,153

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$17.65	$13.36	$12.13	$10.57	$8.31

Income (loss) from investment operations:
Net investment loss[2]	(0.17)	(0.10)	(0.11)[3]	(0.15)	(0.11)
Net realized and unrealized gain	1.26	4.39	1.34	1.71	2.37

Total from investment operations	1.09	4.29	1.23	1.56	2.26

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00

Net asset value, end of period	$17.96	$17.65	$13.36	$12.13	$10.57

Total Return, at Net Asset Value[4]	6.56%	32.11%	10.14%	14.76%	27.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$293,373	$279,705	$213,421	$147,699	$83,169

Average net assets (in thousands)	$297,183	$239,530	$174,851	$132,902	$71,047

Ratios to average net assets:[5]
Net investment loss	(0.97)%	(0.68)%	(0.87)%[3]	(1.23)%	(1.18)%
Total expenses[6]	1.39%	1.47%	1.51%	1.54%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.47%	1.48%	1.54%	1.62%

Portfolio turnover rate	116%	89%	76%	99%	103%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	1.39%
Year Ended October 31, 2013	1.47%
Year Ended October 31, 2012	1.51%
Year Ended October 31, 2011	1.54%
Year Ended October 29, 2010	1.77%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class B	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$15.70	$11.99	$10.97	$9.63	$7.64

Income (loss) from investment operations:
Net investment loss[2]	(0.28)	(0.20)	(0.20)[3]	(0.22)	(0.17)
Net realized and unrealized gain	1.10	3.91	1.22	1.56	2.16

Total from investment operations	0.82	3.71	1.02	1.34	1.99

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00
Net asset value, end of period	$15.74	$15.70	$11.99	$10.97	$9.63

Total Return, at Net Asset Value[4]	5.62%	30.94%	9.30%	13.92%	26.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,021	$18,329	$18,520	$16,113	$11,066
Average net assets (in thousands)	$16,260	$17,710	$17,369	$15,321	$10,890

Ratios to average net assets:[5]
Net investment loss	(1.84)%	(1.50)%	(1.72)%[3]	(2.02)%	(1.97)%
Total expenses[6]	2.28%	2.51%	2.54%	2.58%	2.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.27%	2.31%	2.32%	2.34%	2.42%

Portfolio turnover rate	116%	89%	76%	99%	103%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	2.28%
Year Ended October 31, 2013	2.51%
Year Ended October 31, 2012	2.54%
Year Ended October 31, 2011	2.58%
Year Ended October 29, 2010	2.88%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$15.78	$12.04	$11.02	$9.67	$7.66

Income (loss) from investment operations:
Net investment loss[2]	(0.27)	(0.20)	(0.20)[3]	(0.22)	(0.17)
Net realized and unrealized gain	1.10	3.94	1.22	1.57	2.18
Total from investment operations	0.83	3.74	1.02	1.35	2.01

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00	0.00	0.00

Net asset value, end of period	$15.83	$15.78	$12.04	$11.02	$9.67

Total Return, at Net Asset Value[4]	5.66%	31.06%	9.26%	13.96%	26.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,856	$76,999	$52,465	$40,485	$23,583

Average net assets (in thousands)	$82,724	$61,583	$47,571	$35,471	$21,239

Ratios to average net assets:[5]
Net investment loss	(1.74)%	(1.48)%	(1.70)%[3]	(1.99)%	(1.93)%
Total expenses[6]	2.17%	2.25%	2.31%	2.34%	2.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.17%	2.25%	2.29%	2.30%	2.37%

Portfolio turnover rate	116%	89%	76%	99%	103%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	2.17%
Year Ended October 31, 2013	2.25%
Year Ended October 31, 2012	2.31%
Year Ended October 31, 2011	2.34%
Year Ended October 29, 2010	2.57%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Year Ended	Period Ended
Class I	October 31, 2014	October 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$19.06	$15.41

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.03)
Net realized and unrealized gain	1.36	3.68

Total from investment operations	1.27	3.65

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00
Net asset value, end of period	$19.55	$19.06

Total Return, at Net Asset Value[3]	7.04%	23.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,646	$13,435

Average net assets (in thousands)	$13,617	$9,864

Ratios to average net assets:[4]
Net investment loss	(0.48)%	(0.24)%
Total expenses[5]	0.91%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.92%

Portfolio turnover rate	116%	89%

1. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	0.91%
Period Ended October 31, 2013	0.92%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 29, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$16.97	$12.88	$11.73		$10.24	$8.08

Income (loss) from investment operations:
Net investment loss[2]	(0.21)	(0.14)	(0.15)	[3]	(0.17)	(0.13)
Net realized and unrealized gain	1.20	4.23	1.30		1.66	2.29

Total from investment operations	0.99	4.09	1.15		1.49	2.16

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00		0.00	0.00

Net asset value, end of period	$17.18	$16.97	$12.88		$11.73	$10.24

Total Return, at Net Asset Value[4]	6.23%	31.76%	9.80%		14.55%	26.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,241	$27,318	$17,456		$15,818	$12,007

Average net assets (in thousands)	$28,141	$21,570	$16,529		$15,322	$10,371

Ratios to average net assets:[5]
Net investment loss	(1.23)%	(0.99)%	(1.19)%	[3]	(1.47)%	(1.43)%
Total expenses[6]	1.66%	1.77%	1.82%		1.82%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.66%	1.76%	1.78%		1.79%	1.86%

Portfolio turnover rate	116%	89%	76%		99%	103%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $ 0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	1.66%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.82%
Year Ended October 31, 2011	1.82%
Year Ended October 29, 2010	2.07%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 29, 2010 [1]

Per Share Operating Data
Net asset value, beginning of period	$19.03	$14.35	$12.97		$11.23	$8.78

Income (loss) from investment operations:
Net investment loss[2]	(0.13)	(0.03)	(0.05)	[3]	(0.09)	(0.06)
Net realized and unrealized gain	1.36	4.71	1.43		1.83	2.51

Total from investment operations	1.23	4.68	1.38		1.74	2.45

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(0.78)	0.00	0.00		0.00	0.00

Net asset value, end of period	$19.48	$19.03	$14.35		$12.97	$11.23

Total Return, at Net Asset Value[4]	6.84%	32.61%	10.64%		15.49%	27.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,829	$19,340	$34,157		$17,197	$5,914

Average net assets (in thousands)	$42,835	$24,569	$24,900		$13,251	$4,904

Ratios to average net assets:[5]
Net investment loss	(0.70)%	(0.21)%	(0.39)%	[3]	(0.72)%	(0.61)%
Total expenses[6]	1.12%	1.05%	1.02%		1.01%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.05%	1.02%		1.01%	1.04%

Portfolio turnover rate	116%	89%	76%		99%	103%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	1.12%
Year Ended October 31, 2013	1.05%
Year Ended October 31, 2012	1.02%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	1.04%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2014

1. Significant Accounting Policies

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

26      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$47,092,191	$—	$105,510,358

1. As of October 31, 2014, the Fund elected to defer $4,544,674 of late year ordinary losses.

2. During the fiscal year ended October 31, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended October 31, 2013, the Fund utilized $20,392,062 of capital loss carryforward to offset capital gains realized in that fiscal year.

27      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[4]

$4,212,097	$4,077,607	$8,289,704

4. $8,289,704, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013

Distributions paid from:
Long-term capital gain	$21,042,334	$—

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$369,313,667

Gross unrealized appreciation	$107,676,395
Gross unrealized depreciation	(2,166,037)

Net unrealized appreciation	$105,510,358

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis.

28      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. Significant Accounting Policies (Continued)

Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

29      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

30      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

31      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$101,616,394	$—	$—	$101,616,394
Consumer Staples	31,517,114	—	—	31,517,114
Energy	11,524,833	—	—	11,524,833
Financials	33,730,207	—	—	33,730,207
Health Care	93,035,504	—	—	93,035,504
Industrials	75,137,073	—	—	75,137,073
Information Technology	87,321,989	—	—	87,321,989
Materials	14,293,620	—	—	14,293,620
Telecommunication Services	11,155,492	—	—	11,155,492
Investment Company	15,491,799	—	—	15,491,799

Total Assets	$474,824,025	$—	$—	$474,824,025

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

32      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013[1]
	Shares	Amount	Shares	Amount

Class A
Sold	4,863,338	$85,228,889	5,985,092	$90,013,177
Dividends and/or distributions reinvested	739,267	12,279,244	—	—
Redeemed	(5,109,054)	(88,179,351)	(6,112,610)	(90,618,900)

Net increase (decrease)	493,551	$9,328,782	(127,518)	$(605,723)

Class B
Sold	87,112	$1,359,229	154,121	$2,065,037
Dividends and/or distributions reinvested	59,310	870,076	—	—
Redeemed	(422,864)	(6,487,570)	(531,968)	(6,962,772)

Net decrease	(276,442)	$(4,258,265)	(377,847)	$(4,897,735)

Class C
Sold	1,462,948	$22,641,563	1,847,847	$25,098,215
Dividends and/or distributions reinvested	256,914	3,786,920	—	—
Redeemed	(1,430,643)	(21,931,556)	(1,326,265)	(17,671,415)

Net increase	289,219	$4,496,927	521,582	$7,426,800

Class I
Sold	131,309	$2,517,932	811,973	$12,538,506
Dividends and/or distributions reinvested	30,946	557,030	—	—
Redeemed	(220,270)	(4,076,780)	(107,158)	(1,795,852)

Net increase (decrease)	(58,015)	$(1,001,818)	704,815	$10,742,654

Class R2
Sold	465,087	$7,738,590	688,596	$9,876,242
Dividends and/or distributions reinvested	75,467	1,202,182	—	—
Redeemed	(565,008)	(9,319,282)	(433,652)	(6,143,608)

Net increase (decrease)	(24,454)	$(378,510)	254,944	$3,732,634

Class Y
Sold	2,203,564	$41,922,025	624,374	$9,923,252
Dividends and/or distributions reinvested	97,999	1,761,036	—	—
Redeemed	(1,221,468)	(22,692,126)	(1,988,769)	(30,853,034)

Net increase (decrease)	1,080,095	$20,990,935	(1,364,395)	$(20,929,782)

1. For the year ended October 31, 2013, for Class A, Class B, Class C, Class R and Class Y shares, and for the period from February 28, 2013 (inception of offering) to October 31, 2013, for Class I shares.

2. Effective July 1, 2014, Class N shares were renamed Class R.

33      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2014 were as follows:

	Purchases	Sales

Investment securities	$546,950,488	$543,569,219

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75

The Fund’s management fee for the fiscal year ended October 31, 2014 was 0.87% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

34      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

5. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$215
Payments Made to Retired Trustees	935
Accumulated Liability as of October 31, 2014	8,729

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The

35      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2014	$284,732	$6,816	$21,696	$7,690	$1,135

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2014, the Manager waived fees and/or reimbursed the Fund $13,639 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on February 28, 2014.

During the year ended October 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$1,754

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and

36      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

6. Pending Litigation (Continued)

litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

37      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Discovery Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund, including the statement of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Mid Cap Growth Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 22, 2014

38      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Capital gain distributions of $0.78472 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 12, 2013. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended October 31, 2014 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

39      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

40      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, Jr. and Justin Livengood, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the mid-cap growth category. The Board noted that the Fund’s three-year performance was better than its category median although its one-,five-, and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap growth funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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David K. Downes, Continued	Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of

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Joanne Pace, Continued	FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Livengood, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2006) Year of Birth: 1959	Senior Vice President of the Sub-Adviser (since January 2014); Senior Portfolio Manager of the Sub-Adviser (since May 2006) and Vice President of the Sub-Adviser (May 2006-January 2014). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Justin Livengood, Vice President (since 2014) Year of Birth: 1974	Vice President (since May 2006) and Senior Portfolio (since January 2014) of the Sub-Adviser. Senior Research Analyst of the Sub-Adviser (May 2006-January 2014), responsible for the health care, energy and financial services sectors for mid- and small-cap growth accounts. Before joining the Sub-Adviser in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers, where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. During his tenure at Merrill Lynch he also worked as an investment banking analyst in

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Justin Livengood, Continued	the Global Media Group and as an associate with Merrill Lynch Ventures. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Continued	Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2000) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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55      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need— quickly. Visit oppenheimerfunds.com/investors to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at 800 CALL OPP (225 5677) for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0721.001.1014 December 22, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $21,600 in fiscal 2014 and $21,200 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and $3,000 in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $459,080 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, system conversion testing, and entity reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,510,421 in fiscal 2014 and $1,043,700 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/12/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/12/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	12/12/2014